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                                                                    Exhibit 23.1





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
Standard Commerce, Inc.
West Palm Beach, Florida

I hereby consent to the incorporation by reference in this Registration Statement on Form 10-SB my report dated February 15, 2007, relating to the financial statements for the fiscal years ended December 31, 2005 and 2006, included herein.



/s/ Michael F. Cronin
---------------------
Michael F. Cronin
Certified Public Accountant

March 5, 2007